Filed under Rule 497(k)
Registration No. 002-83631

VALIC COMPANY I

(the “Company”)

Core Equity Fund
Health Sciences Fund
Large Cap Core Fund

Small-Mid Growth Fund

Value Fund

(each, a “Fund”)

Supplement dated April 27, 2021, to each Fund’s Summary

Prospectus, each dated October 1, 2020, as supplemented and

amended to date

Effective April 19, 2021, each Fund (each, a “Target Fund”) reorganized into another series of the Company (each, an “Acquiring Fund”) as described below. Accordingly, each Fund is no longer offered.

Target Fund	Acquiring Fund
Core Equity Fund	Systematic Core Fund
Health Sciences Fund	Science & Technology Fund
Large Cap Core Fund	Systematic Core Fund
Small-Mid Growth Fund	Mid Cap Strategic Growth Fund
Value Fund	Systematic Value Fund

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.